Registration No. 33-33631


      Schedule 14A Information required in proxy statement.
                    Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[ X  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
                Section 240.14a-12

InterCapital Insured Municipal Bond Trust . . . . .  . . . . . .
        (Name of Registrant as Specified in its Charter)

Lou Anne McInnis . . . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

       Payment of Filing Fee (check the appropriate box):


[ X  ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2)
[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(j)(3)
[    ]  Fee computed on table below per Exchange Act Rules
                14a-6(j)(4) and 0-11.

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2)      Aggregate number of securities to which transaction applies:

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3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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4)      Proposed maximum aggregate value of transaction:

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Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by Exchange Act
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previously.  Identify the previous filing by registration statement number, or
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4)      Date Filed:

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                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 31, 1995

   The Annual Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL BOND TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on October 31, 1995, at 9:00 a.m., New York City time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS:

          1. To elect two (2) Trustees to serve until the 1998 Annual Meeting or until their successors shall have been elected and qualified;

          2. To approve or disapprove continuance of the Trust's currently effective Investment Management Agreement with Dean Witter InterCapital Inc.;

          3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1995; and

          4. To transact such other business as may properly come before the meeting or any adjournments thereof.

MATTER TO BE VOTED ON ONLY BY PREFERRED SHAREHOLDERS:

   To elect one (1) Trustee to serve until the 1998 Annual Meeting, or until his successor shall have been elected and qualified.

   Shareholders of record as of the close of business on August 4, 1995 are entitled to notice of and to vote at the meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Management Agreement and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                          SHELDON CURTIS,
                                                          Secretary

August 9, 1995
New York, New York

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                                  IMPORTANT

  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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

                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 31, 1995

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of INTERCAPITAL INSURED MUNICIPAL BOND TRUST (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 31, 1995 (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by all Shareholders and for the nominee for election as Trustee to be elected by only the Preferred Shareholders and in favor of Proposals 2 and 3 as set forth in the attached Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Meeting.

   Shareholders of record as of the close of business on August 4, 1995, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On August 4, 1995, there were 5,238,113 Common Shares of beneficial interest outstanding and 600 Preferred Shares of beneficial interest outstanding, all with $.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees and officers of the Trust and officers and regular employees of Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about August 9, 1995.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at ten. At the Meeting, three nominees are to be elected to the Trust's Board of Trustees. Pursuant to the Trust's Declaration of Trust, two Trustees are to be elected to the Trust's Board of Trustees by the holders of the Common Shares and the Preferred Shares voting together as a single class. Additionally, pursuant to the Declaration of Trust and the Investment Company Act of 1940 (the "Act"), one Trustee is to be elected to the Trust's Board of Trustees by the holders of the Preferred Shares voting separately as a single class. There are presently ten Trustees, three of whom (Jack F. Bennett, Michael Bozic and Charles A. Fiumefreddo) are standing for election at this Meeting to serve until the 1998 Annual Meeting in accordance with the Trust's Declaration of Trust.

   Eight of the current ten Trustees (Jack F. Bennett, Michael Bozic, Edwin
J. Garn, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent, and John L. Schroeder) are "Independent Trustees", that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Act. The nominees for

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election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected by the shareholders of the Trust.

   The nominees of the Board of Trustees for election of Trustees are listed below. It is the intention of the persons named in the enclosed form of Proxy to vote the shares represented by them for the election of these nominees:
Jack F. Bennett, Michael Bozic and Charles A. Fiumefreddo. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such person or persons as the Board of Trustees of the Trust may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why any of said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   Pursuant to the provisions of the Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I--Messrs. Bennett, Bozic and Fiumefreddo; Class II--Messrs. Johnson, Kolton and Schroeder; and Class III--Messrs. Garn, Haire, Nugent and Purcell. Each nominee for Trustee at any Annual Meeting will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In addition, the Board has further determined that one each of the Class I Trustees and the Class III Trustees will be designated to be elected by the Preferred Shareholders voting separately. In this regard, Charles A. Fiumefreddo and John R. Haire have been designated as the nominees to be elected to the Trust's Board of Trustees by the Preferred Shareholders, the terms of each to expire with his designated Class. In accordance with the above, the Class I Trustees are standing for election at this Meeting and, if elected, will serve until the 1998 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee, and each of the members of the Board, includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of August 4, 1995 (shown in parentheses), positions with the Trust, and directorships or trusteeships in companies which file periodic reports with the Securities and Exchange Commission, including the 77 investment companies, including the Trust, for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds") and the 13 investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc. serves as investment adviser (referred to herein as the "TCW/DW Funds").

   The nominees for Trustees to be elected by all Shareholders are:

   JACK F. BENNETT, Trustee since December, 1990; age 71; Retired; Director or Trustee of the Dean Witter Funds; formerly Senior Vice President and Director of Exxon Corporation (1975-1989) and Under Secretary of the U.S. Treasury for Monetary Affairs (1974-1975); Director of Philips Electronics N.V., Tandem Computers Inc. and Massachusetts Mutual Insurance Co.; Director or Trustee of various not-for-profit and business organizations.

   MICHAEL BOZIC, Trustee since April, 1994; age 54; Private Investor; Director or Trustee of the Dean Witter Funds; formerly President and Chief Executive Officer of Hills Department Stores (May, 1991-

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July, 1995); formerly Chairman and Chief Executive Officer (January,
1987-August, 1990) and President and Chief Operating Officer (August, 1990-February, 1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director of Eaglemark Financial Services, Inc., the United Negro College Fund, Weirton Steel Corporation and Domain Inc. (home decor retailer).

   The nominee to be elected by only the Preferred Shareholders is:

   CHARLES A. FIUMEFREDDO,* Trustee since July, 1991; age 62; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Executive Vice President and Director of Dean Witter Reynolds ("DWR"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director and/or officer of various Dean Witter, Discover & Co. ("DWDC") subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   The Trustees who are not standing for reelection at this Meeting are:

   EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 62; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Member of the board of various civic and charitable organizations.

   JOHN R. HAIRE, Trustee since December, 1990; age 70; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-October, 1989) and Chairman and Chief Executive Officer of Anchor
Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee since July, 1991; age 46; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August,
1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   PAUL KOLTON, Trustee since December, 1990; age 72; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of Financial Accounting Standards Advisory Council; formerly Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); Director or Trustee of various not-for-profit organizations.

   MICHAEL E. NUGENT, Trustee since July, 1991; age 59; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (September, 1984-March, 1988); Director of various business organizations.

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* Messrs. Fiumefreddo and Purcell may be deemed "interested persons", as defined in Section 2(a)(19) of the Act, of the Trust and its Investment Manager, due to their affiliation with the Investment Manager and/or its affiliated companies.
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   PHILIP J. PURCELL,* Trustee since April, 1994; age 51; Chairman of the
Board of Directors and Chief Executive Officer of DWDC, DWR and Novus Credit Services Inc; Director of InterCapital, DWSC and Distributors; Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

   JOHN L. SCHROEDER, Trustee since April, 1994; age 65; Executive Vice President and Chief Investment Officer of The Home Insurance Company (since August, 1991); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991).

   The executive officers of the Trust other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; David A. Hughey, Vice President; Robert M. Scanlan, Vice President; Edmund C. Puckhaber, Vice President; James F. Willison, Vice President; and Thomas F. Caloia,
Treasurer. In addition, Robert S. Giambrone, Joseph J. McAlinden, Peter M. Avelar, Katherine H. Stromberg, Joseph Arcieri, Gerard J. Lian and Jonathan
R. Page are Vice Presidents of the Trust and Marilyn K. Cranney, Barry Fink, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 63 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 59 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice
President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993) and prior thereto was Chairman of Harborview Group Inc. Mr. Hughey is 63 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. Puckhaber is 55 years old and is currently Executive Vice President of InterCapital (since January, 1991) and Director of DWTC.
Mr. Willison is 51 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 49 years old and is currently First Vice
President of InterCapital and DWSC. Mr. Giambrone is 42 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995). He was formerly a partner of KPMG Peat Marwick, LLP.
Mr. McAlinden is 52 years old and is currently Senior Vice President of InterCapital (since June, 1995). He was formerly a Managing Director at
Dillon Read. Mr. Avelar is 37 years old and is currently Senior Vice
President of InterCapital. He was previously employed by PaineWebber Asset Management as a senior portfolio manager (March, 1989- December, 1990). Ms. Stromberg is 47 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992) and Vice President of Kidder Peabody Asset Management (October, 1985-October, 1991). Mr. Arcieri is 47 years old and is currently Vice President of InterCapital. Mr. Lian is 40 years old and is currently Assistant Vice President of InterCapital. He was formerly a Senior Municipal Analyst with the American Express Company (1984-1992). Mr. Page is 48 years old and is currently Senior Vice President of InterCapital. Other than Mr. Scanlan, Mr. Giambrone, Mr. McAlinden, Mr. Avelar, Mr. Lian and
Ms. Stromberg, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

BOARD OF TRUSTEES; RESPONSIBILITIES AND COMPENSATION OF INDEPENDENT TRUSTEES

   As mentioned above, the Trust is one of the Dean Witter Funds, a group of investment companies managed by InterCapital. As of the date of this proxy statement, there are a total of 77 Dean Witter Funds, comprised of 117 portfolios. As of July 31, 1995, the Dean Witter Funds had total net assets of approximately $67.3 billion and more than five million shareholders.

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   The Board of Directors or Trustees, consisting of ten (10) directors or trustees, is the same for each of the Dean Witter Funds. Some of the Funds are organized as business trusts, others as corporations, but the functions and duties of directors and trustees are the same. Accordingly, directors and trustees of the Dean Witter Funds are referred to in this section as Trustees.

   Eight Trustees, that is, 80% of the total number, have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. Five of the eight Independent Trustees are also Independent Trustees of the TCW/DW Funds. As of the date of this proxy statement, there are a total of 13 TCW/DW Funds. Two of the Funds' Trustees, that is, the management Trustees, are affiliated with InterCapital.

   As noted in a federal court ruling, "[T]he independent directors . . . are expected to look after the interests of shareholders by 'furnishing an independent check upon management,' especially with respect to fees paid to the investment company's sponsor." In addition to their general "watchdog" duties, the Independent Trustees are charged with a wide variety of responsibilities under the Act. In order to perform their duties effectively, the Independent Trustees are required to review and understand large amounts of material, often of a highly technical and legal nature.

   The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; that is, people whose advice and counsel are valuable and in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because of the demands made on their time by the Funds. Indeed, to serve on the Funds' Boards, certain Trustees who would be qualified and in demand to serve on bank boards would be prohibited by law from serving at the same time as a director of a national bank and as a Trustee of a Fund.

   The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Since most of the Dean Witter Funds have such a plan, and since all of the Funds' Boards have the same members, the Independent Trustees effectively control the selection of other Independent Trustees of all the Dean Witter Funds.

GOVERNANCE STRUCTURE OF THE DEAN WITTER FUNDS

   While the regulatory system establishes both general guidelines and specific duties for the Independent Trustees, the governance arrangements from one investment company group to another vary significantly. In some groups the Independent Trustees perform their role by attendance at periodic meetings of the board of directors with study of materials furnished to them between meetings. At the other extreme, an investment company complex may employ a full-time staff to assist the Independent Trustees in the performance of their duties.

   The governance structure of the Dean Witter Funds lies between these two extremes. The Independent Trustees and the Funds' Investment Manager alike believe that these arrangements are effective and serve the interests of the Funds' shareholders. All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting

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agreements, continually reviewing Fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; advising the independent accountants and management personnel that they have direct access to the Committee at all times; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has established a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   Committee meetings are sometimes held away from the offices of InterCapital and sometimes in the Board room of InterCapital. These meetings are held without management directors or officers being present, unless and until they may be invited to the meeting for purposes of furnishing information or making a report. These separate meetings provide the Independent Trustees an opportunity to explore in depth with their own independent legal counsel, independent auditors and other independent consultants, as needed, the issues they believe should be addressed and resolved in the interests of the Funds' shareholders.

   For the fiscal year ended October 31, 1994, the Board of Trustees of the Trust held 5 meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held 3, 10 and 1 meeting(s), respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEES

   The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on the issues, and arranges to have the information furnished. He also arranges for the services of independent experts to be provided to the Committees and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

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   The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

VALUE OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders. This arrangement avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. It is believed that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the likelihood of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, it is believed that having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $1,200 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $1,000 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust.

   The Trust has adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 28.75% of his or her Eligible Compensation plus 0.4791666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 57.50% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total

---------------
   (1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.
                                8
compensation earned by such Eligible Trustee for service to the Trust in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Trust. As of the date of this proxy statement, 58 Dean Witter Funds have adopted the retirement program.

   The following table illustrates the compensation paid and the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended October 31, 1994 and the estimated retirement benefits for the Trust's Independent Trustees as of October 31, 1994.

                                    TRUST COMPENSATION                         ESTIMATED RETIREMENT BENEFITS
                             ------------------------------  ---------------------------------------------------------------
                                                                ESTIMATED
                                                RETIREMENT    CREDITED YEARS     ESTIMATED                        ESTIMATED
                                AGGREGATE        BENEFITS     OF SERVICE AT    PERCENTAGE OF      ESTIMATED        ANNUAL
                               COMPENSATION     ACCRUED AS      RETIREMENT       ELIGIBLE         ELIGIBLE      BENEFITS UPON
NAME OF INDEPENDENT TRUSTEE   FROM THE TRUST  TRUST EXPENSES   (MAXIMUM 10)    COMPENSATION    COMPENSATION(2)  RETIREMENT(3)
---------------------------  --------------  --------------  --------------  ---------------  ---------------  -------------
Jack F. Bennett ............ $1,900          $3,136          8               46.0%            $2,053           $  945
Michael Bozic ..............  1,177             379          10              57.5%             1,950            1,121
Edwin J. Garn ..............  1,900             652          10              57.5%             1,950            1,121
John R. Haire ..............  4,900(4)        6,195          10              57.5%             5,093            2,929
Dr. Manuel H. Johnson  .....  1,850             255          10              57.5%             1,950            1,121
Paul Kolton ................  1,950           2,812          10              57.0%             2,255            1,286
Michael E. Nugent ..........  1,700             486          10              57.5%             1,950            1,121
John L. Schroeder ..........  1,227             744          8               47.9%             1,950              934

---------------
   (2)  Based on current levels of compensation.

   (3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   (4) Of Mr. Haire's compensation from the Trust, $3,400 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($1,000).

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1994 for services to the 73 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 13 TCW/DW Funds that were in operation at December 31, 1994. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                                    FOR SERVICE AS
                               FOR SERVICE AS                        CHAIRMAN OF       TOTAL CASH
                                 DIRECTOR OR      FOR SERVICE AS    COMMITTEES OF     COMPENSATION
                                 TRUSTEE AND       TRUSTEE AND       INDEPENDENT     FOR SERVICES TO
                              COMMITTEE MEMBER   COMMITTEE MEMBER     DIRECTORS/     73 DEAN WITTER
                              OF 73 DEAN WITTER    OF 13 TCW/DW      TRUSTEES AND     FUNDS AND 13
NAME OF INDEPENDENT TRUSTEE         FUNDS             FUNDS        AUDIT COMMITTEES   TCW/DW FUNDS
---------------------------  -----------------  ----------------  ----------------  ---------------
Jack F. Bennett ............ $125,761              --                     --        $125,761
Michael Bozic ..............   82,637              --                     --          82,637
Edwin J. Garn ..............  125,711              --                     --         125,711
John R. Haire ..............  101,061           $66,950           $225,563(5)        393,574
Dr. Manuel H. Johnson  .....  122,461            60,750                   --         183,211
Paul Kolton ................  128,961            51,850           34,200(6)          215,011
Michael E. Nugent ..........  115,761            52,650                   --         168,411
John L. Schroeder ..........   85,938              --                     --          85,938

---------------
   (5)  For the 73 Dean Witter Funds.

   (6)  For the 13 TCW/DW Funds.

   As of the date of this proxy statement, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

        (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE INVESTMENT
                             MANAGEMENT AGREEMENT

   The Trust's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Manager" or "InterCapital"), pursuant to an Investment Management Agreement dated June 30, 1993 (referred to herein as the "Management Agreement") which took effect upon the distribution by Sears to its shareholders of all the common shares of DWDC (the parent company of InterCapital and DWR) then owned by Sears.

   The Management Agreement was initially approved by the Board of Trustees on October 30, 1992, and by the shareholders of the Trust at a Special Meeting of Shareholders held on January 13, 1993. The present Management Agreement supersedes an earlier management agreement originally entered into by the Trust with DWR, through its InterCapital Division, and initially approved by the Board, including a majority of the Independent Trustees, on December 11, 1990 and by the shareholders of the Trust at their Annual Meeting of Shareholders on October 14, 1992. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment management activities previously performed by the InterCapital Division of DWR. The assumption by InterCapital of DWR's rights and obligations under this earlier management agreement in connection with the reorganization was approved by the Trustees at a meeting held on October 30, 1992 and also by the shareholders of the Trust at a Special Meeting of Shareholders on January 13, 1993. The Management Agreement was last approved by the shareholders of the Trust as a routine matter at their Annual Meeting held on October 25, 1994. The Management Agreement's continuation until April 30, 1996 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Board held on April 20, 1995. In the event shareholders do not approve continuance of the Management Agreement by the required majority vote at the forthcoming meeting or any adjournment thereof, the Board of Trustees of the Trust will take such action it deems to be in the best interests of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on a new investment management agreement.

   In considering whether or not to approve the Management Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Investment Manager's services and personnel, and the appropriateness of the fees that are paid under the Management Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Management Agreement was in the best interests of the Trust and its shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Management Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE MANAGEMENT AGREEMENT.

THE INVESTMENT MANAGEMENT AGREEMENT

   The Management Agreement provides that the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities and commodity markets and securities and commodities as it deems necessary or useful to discharge its duties under the Management Agreement, and that it shall continuously supervise the management of the assets of the Trust in a manner consistent with the investment objectives and policies of the Trust and subject to such other limitations and directions as the Board may, from time to time, prescribe.

   Under the Management Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and corporate fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) and the costs and expense of preparing, printing (including typesetting) and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues of industry association; interest payable on the Trust's borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Management Agreement.

   The Management Agreement provides that the Investment Manager shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Manager has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings. In addition, the Investment Manager pays the compensation of the officers of the Trust and provides the Trust with office space and equipment, and clerical help and bookkeeping services and telephone service, heat, light, power and other utilities. The Investment Manager also pays for the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with the Federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In return for its investment services and the expenses which the Investment Manager assumes under the Management Agreement, the Trust pays the Investment Manager compensation which is accrued daily and payable monthly and which is determined by applying the annual rate of 0.35% to the Trust's average weekly net assets. For the fiscal year ended October 31, 1994, the Trust accrued to the Investment Manager total compensation of $424,351. The net assets of the Trust totalled $109,527,448 at October 31, 1994.

   The Management Agreement had an initial term ending April 30, 1994 and provides that, after the initial period of effectiveness, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Management Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Management Agreement's continuation until April 30, 1996 was approved by the Trustees, including a majority of the Independent Trustees, at a Meeting of the Trustees held on April 20, 1995, called for the purpose of approving the Management Agreement.

   The Management Agreement also provides that it may be terminated at any time by the Investment Manager, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, a wholly-owned subsidiary of InterCapital, DWSC began to provide the administrative services to the Trust which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on such date. The foregoing internal reorganization did not result in any change in the nature or scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust for the overall services being performed under the terms of the Management Agreement.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. is the Trust's investment manager. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. As noted above, in an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of DWR.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas
C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and its wholly-owned subsidiary, DWSC, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and which have similar investment objectives of the Trust and sets forth the net assets of and the fees payable to InterCapital by such companies, including the Trust.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended October 31, 1994, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Investment Manager, transfer agency fees of $33,004.

AFFILIATED BROKER

   Because DWR and InterCapital are under the common control of DWDC, DWR is an affiliated broker of InterCapital. For the fiscal year ended October 31, 1994, the Trust paid no brokerage commissions to DWR.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending October 31, 1995. Its selection is being submitted for ratification or rejection by Shareholders at the Meeting. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Meeting and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

                            SHAREHOLDERS PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than April 12, 1996, for inclusion in the proxy statement for that meeting.

                           REPORTS TO SHAREHOLDERS

   The Trust's most recent Annual Report, for the fiscal year ended October 31, 1994, is available without charge upon request from Adrienne Ryan at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-526-3143) (toll free).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees
                                          SHELDON CURTIS
                                          Secretary

                                                                    APPENDIX

   InterCapital serves as investment manager or investment adviser to the Trust and the other investment companies listed below which have similar investment objectives to that of the Trust, with the net assets shown as of August 4, 1995.

                                                     NET ASSETS AS   CURRENT INVESTMENT MANAGEMENT
                                                      OF 08/04/95       OR ADVISORY FEE RATE(S)
                                                    --------------  ------------------------------
 1. DEAN WITTER CALIFORNIA TAX-FREE INCOME FUND*  .. $1,033,186,821  0.55% on assets up to $500 million, scaled down at
                                                                     various asset levels to 0.475%
                                                                     on assets over $1 billion
 2. DEAN WITTER LIMITED TERM MUNICIPAL TRUST*  ..... $   79,615,191  0.50%
 3. DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST*  $  415,862,394  0.35% (1)
 4. DEAN WITTER NATIONAL MUNICIPAL TRUST*  ..........$   56,311,526  0.35% (2)
 5. DEAN WITTER NEW YORK TAX-FREE INCOME FUND*  .....$  212,602,045  0.55% on assets up to $500 million and 0.525% on assets
                                                                     over $500 million
 6. DEAN WITTER TAX-EXEMPT SECURITIES TRUST*  .......$1,300,496,027  0.50% on assets up to $500 million, scaled down at
                                                                     various asset levels to 0.325%
                                                                     on assets over $1.25 billion
 7. INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME
    TRUST** ........................................ $  237,887,282  0.35%
 8. INTERCAPITAL CALIFORNIA QUALITY MUNICIPAL
    SECURITIES** ................................... $  197,185,386  0.35%
 9. INTERCAPITAL INSURED CALIFORNIA MUNICIPAL
    SECURITIES** ................................... $   61,609,355  0.35%
10. INTERCAPITAL INSURED MUNICIPAL BOND TRUST**  ... $  109,228,607  0.35%
11. INTERCAPITAL INSURED MUNICIPAL INCOME TRUST**  . $  590,159,348  0.35%
12. INTERCAPITAL INSURED MUNICIPAL SECURITIES**  ... $  136,886,176  0.35%
13. INTERCAPITAL INSURED MUNICIPAL TRUST**  ........ $  481,367,538  0.35%
14. INTERCAPITAL NEW YORK QUALITY MUNICIPAL
    SECURITIES** ................................... $   91,081,308  0.35%
15. INTERCAPITAL QUALITY MUNICIPAL INCOME TRUST**  . $  739,381,576  0.35%
16. INTERCAPITAL QUALITY MUNICIPAL INVESTMENT
    TRUST** ........................................ $  376,447,404  0.35%
17. INTERCAPITAL QUALITY MUNICIPAL SECURITIES**  ... $  362,486,249  0.35%
18. MUNICIPAL INCOME TRUST** ....................... $  311,623,010  0.35% on assets up to $250 million and 0.25% on assets
                                                                     over $250 million
19. MUNICIPAL INCOME TRUST II** .................... $  281,385,847  0.40% on assets up to $250 million and 0.30% on assets
                                                                     over $250 million

                                                     NET ASSETS AS   CURRENT INVESTMENT MANAGEMENT
                                                      OF 08/04/95       OR ADVISORY FEE RATE(S)
                                                    --------------  ------------------------------

20. MUNICIPAL INCOME TRUST III** ...................   $62,832,171   0.40% on assets up to $250
                                                                     million and 0.30% on assets
                                                                     over $250 million
21. MUNICIPAL INCOME OPPORTUNITIES TRUST**  ........   $178,023,766  0.50%
22. MUNICIPAL INCOME OPPORTUNITIES TRUST II**  .....   $175,799,868  0.50%
23. MUNICIPAL INCOME OPPORTUNITIES TRUST III**  ....   $105,426,507  0.50%
24. MUNICIPAL PREMIUM INCOME TRUST** ...............   $363,210,105  0.40%
25. DEAN WITTER SELECT MUNICIPAL REINVESTMENT
    FUND*** ........................................    $81,419,774  0.50%

---------------
   *    Open-end investment company.

   **   Closed-end investment company.

   *** Open-end investment company offered only to the holders of units of certain unit investment trusts (UITs) in connection with the reinvestment of UIT distributions.

   (1) InterCapital has undertaken to assume all operating expenses (except for any 12b-1 and brokerage fees) of the Massachusetts, Michigan, Minnesota, New York and Ohio Series of Dean Witter Multi-State Municipal Series Trust to the extent that they exceed 0.50% of daily net assets and to waive the compensation provided for in its investment management agreement with that company in respect to the aforementioned Series until December 31, 1995.

   (2) InterCapital has undertaken to assume all operating expenses (except for any 12b-1 and brokerage fees) of Dean Witter National Municipal Trust and to waive the compensation provided for in its investment management agreement with that company until December 31, 1995.

                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST

               ANNUAL MEETING OF SHAREHOLDERS--OCTOBER 31, 1995

                                    PROXY

   The undersigned hereby appoints SHELDON CURTIS, EDMUND C. PUCKHABER, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL BOND TRUST on October 31, 1995 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 9, 1995 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
IN THE ENCLOSED ENVELOPE.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [X] OR [X] IN BLUE OR BLACK INK.COMMON SHARES
1. ELECTION OF TRUSTEES:
[ ] FOR THE NOMINEES
(except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

                        Jack F. Bennett, Michael Bozic

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
-----------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT:
   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
   ACCOUNTANTS:
   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

092

and in their discretion in the transaction of any other business which may properly come before the meeting.
                                                        Please sign
                                                        personally. If the
                                                        share is registered in
                                                        more than one name,
                                                        each joint owner or
                                                        each fiduciary should
                                                        sign personally. Only
                                                        authorized officers
                                                        should sign for
                                                        corporations.
                                                        Dated
                                                        ----------------------

                                                        ----------------------
                                                              Signature

                                                        ----------------------
                                                              Signature

                  INTERCAPITAL INSURED MUNICIPAL BOND TRUST

               ANNUAL MEETING OF SHAREHOLDERS--OCTOBER 31, 1995

                                    PROXY

   The undersigned hereby appoints EDMUND C. PUCKHABER, SHELDON CURTIS, ROBERT M. SCANLAN, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of INTERCAPITAL INSURED MUNICIPAL BOND TRUST on October 31, 1995 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated August 9, 1995 as follows:

   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS.

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
IN THE ENCLOSED ENVELOPE.

                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [X] OR [X] IN BLUE OR BLACK INK. PREFERRED SHARES
1. ELECTION OF TRUSTEES:
[ ] FOR THE NOMINEES
(except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

                        Jack F. Bennett, Michael Bozic
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------------------------------------------------------
 ELECTION OF PREFERRED TRUSTEE:
[ ] FOR THE NOMINEE
(except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

                            Charles A. Fiumefreddo
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
-----------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT:
   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]
3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
   ACCOUNTANTS:
   FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

092

and in their discretion in the transaction of any other business which may properly come before the meeting.
                                                        Please sign
                                                        personally. If the
                                                        share is registered in
                                                        more than one name,
                                                        each joint owner or
                                                        each fiduciary should
                                                        sign personally. Only
                                                        authorized officers
                                                        should sign for
                                                        corporations.
                                                        Dated
                                                        ----------------------

                                                        ----------------------
                                                              Signature

                                                        ----------------------
                                                              Signature